                                                                    EXHIBIT 99.1



[STERLING BANCORP LOGO] STERLING BANCORP                        650 FIFTH AVENUE
www.sterlingbancorp.com                                  NEW YORK, NY 10019-6108

                                                                            NEWS
                                                               IMMEDIATE RELEASE

CONTACT:

John W. Tietjen                                 Denise Roche/Andrea Klein
Chief Financial Officer                         Investor Relations/ Media
Sterling Bancorp                                The Ruth Group
Tel: (212) 757-8035                             Tel: (646) 536-7008/7001
Fax: (212) 757-8287                             e-mail: aklein@theruthgroup.com

                STERLING BANCORP REPORTS RECORD YEAR 2001 RESULTS


     -  34th consecutive record quarter
     -  Net income for the year up over 17.0%, compared with 2000
     -  Diluted earnings per share for the year of $1.80, up from $1.59 in 2000


NEW YORK, January 24, 2002 -- Sterling Bancorp (NYSE: STL), a financial holding company whose principal subsidiary is Sterling National Bank, announced record earnings for the fourth quarter and year ended December 31, 2001. The fourth quarter of 2001 marked Sterling's 34th consecutive quarter of year-over-year double-digit earnings growth.

RECORD YEAR END AND FOURTH QUARTER EARNINGS

The Company reported that net income for the year increased 17.0% to $19.4 million from $16.6 million reported in 2000. Net income for the fourth quarter was $5.2 million compared to $4.5 million for the same period of 2000. Diluted earnings per share increased to $1.80 from $1.59 for the prior year, while the fourth quarter grew to $0.47 from $0.43 for the same period in 2000. Loan outstandings as of December 31, 2001 increased to $808.7 million from $750.9 million a year ago. Total deposits and customer repurchase agreements at year end grew to $1.1 billion, an increase of 17.4% from year end 2000.

Louis J. Cappelli, Chairman and Chief Executive Officer, said, "We are very pleased to continue our record of earnings growth, especially against the current economic backdrop. The general slowing of the economy coupled with the effects of September 11, 2001 resulted in a moderation of business activities during the fourth quarter. In this light, we consider our double-digit earnings gain in the quarter a significant achievement."

"The principal factors that drove our results for the year were - strong growth of loans and demand deposits, growth in our mortgage banking business, as well as our continued

                                                                    EXHIBIT 99.1



disciplined approach to managing funding costs. We focus our lending activities in markets we know and understand. We believe that our geographic and product diversity and a client base with no significant industry concentration provide us with the essential elements for managing risk. It is our belief that this combined with the differentiating high-touch personal service we provide will continue to drive our growth."

"We met the challenges of 2001 through the successful execution of our business model. Our results are a confirmation of that model, which is more valid than ever due to the opportunities for customer acquisition afforded by the ongoing bank consolidation in our market. We maintain a unique personal approach to relationships and apply our resources to underserved niche markets. For over 70 years, we have been there for our customers and clients in good times and bad. Sterling has the infrastructure, experienced management and staff, and financial resources to serve our clients. We believe that we are poised to take advantage of further growth opportunities."

NET INTEREST MARGIN AND DEMAND DEPOSITS

Net interest income for the year increased 9.8% to $69.1 million, and for the fourth quarter grew to $17.9 million from $16.3 million in the same period of 2000. Sterling's net interest margin, on a tax equivalent basis, was 6.23% for the year, up from 6.13% in 2000. For the fourth quarter the net interest margin was 5.78% from 6.07% in the same quarter of 2000. Sterling's net interest margin remains in the top quartile of bank holding companies with total assets between $1 billion and $3 billion.

Demand deposits on average for the year 2001 grew 13.4% to $292.9 million over the comparable period in 2000. In the fourth quarter, demand deposits on average increased $32.4 million to $308.3 million from the same period in 2000. Loans outstanding on average increased to $705.2 million for the twelve months of 2001, up 11.1% from the comparable 2000 period, and for the fourth quarter increased $48.7 million to $727.0 million. At December 31, 2001, demand deposits represented 36.2% of total deposits, among the highest in the U.S. banking industry.

NONINTEREST INCOME AND NONINTEREST EXPENSE

Noninterest income for the twelve months ended December 31, 2001 increased 7.8% to $24.1 million, over the comparable 2000 period. This increase was attributable to higher revenue from deposit services, mortgage banking, and factoring activities. Noninterest income for the fourth quarter was $6.1 million compared to $6.6 million, principally due to a decline in other service charges and fees. Increases in total noninterest expenses for the twelve months and fourth quarter of 2001 were incurred to support the growing levels of business activities and continued investments in the franchise.

ASSET QUALITY

Asset quality remained sound. At December 31, 2001, nonperforming assets represented 0.17% of total assets. Allowance for credit losses on December 31, 2001 was $14.0

                                                                    EXHIBIT 99.1



million, compared to $12.7 million at the end of the fourth quarter 2000. The allowance as a percentage of loans was 1.74%. "These ratios reflect Sterling's focus on maintaining credit quality and managing credit risk as we continue to grow our loan portfolios," continued Mr. Cappelli.

BROADENING MARKET REACH

In the fourth quarter of 2001, Sterling extended its Long Island presence with a new regional executive office and bank branch in Great Neck. The expansion is part of the Company's growth strategy of building a presence in the geographic areas occupied by its niche market of small and middle-market businesses and professionals. To maximize business potential, Sterling has staffed the new facility with executives that have established relationships and vast experience working within the Long Island market.

CLOSING COMMENTS

Chairman Cappelli concluded, "For 34 consecutive quarters, Sterling has succeeded in delivering double-digit earnings gains. It is Sterling's commitment to share its financial success with shareholders. Recognizing our proven business model and strong capital position, the Board of Directors in November 2001 approved a 10% stock dividend, the third annual stock dividend, and increased the quarterly cash dividend by $0.02 per common share. This raises our cash dividend to $0.72 per common share on an annualized basis. The combined effect of the stock and cash dividend was a 24% increase in the Company's effective annual dividend rate."

CONFERENCE CALL

Sterling Bancorp will hold a conference call to discuss year end 2001 results on Thursday, January 24, 2002 at 10:00 AM ET. The dial-in number to participate in the call is (877) 371-3546 with the reservation code 2995229. A replay of the call will be available from 2:00 PM ET on Thursday, January 24, 2002 to 11:30 PM ET Thursday, January 31, 2002. To access the replay, call (800) 642-1687, pass-code: 2995229.


Sterling Bancorp (NYSE: STL) is a financial holding company with assets of $1.5 billion, offering a full range of banking and financial services products. Its principal banking subsidiary is Sterling National Bank, founded in 1929. Sterling provides a wide range of products and services, including commercial lending, asset-based financing, factoring/accounts receivable management, international trade financing, commercial and residential mortgage lending, equipment leasing, trust and estate administration and investment management services. Sterling has operations in the metropolitan New York area, Virginia and other mid-Atlantic states and conducts business throughout the U.S. More information is available on the company's Website, http://www.sterlingbancorp.com.

                                                                    EXHIBIT 99.1



Certain statements in this press release, including statements concerning the Company's belief that certain factors will continue to drive the Company's growth and that the Company is poised to take advantage of further growth opportunities, and other statements regarding matters that are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts but instead are subject to numerous assumptions, risks and uncertainties and represent only the Company's belief regarding future events, many of which, by their nature, are inherently uncertain and outside of its control. Any forward-looking statements the Company may make speak only as of the date on which such statements are made. The Company's actual results and financial position may differ, possibly materially, from the anticipated results and financial condition indicated in or implied by these forward-looking statements. The amounts of any dividends in 2002 and later years will depend on the Company's future results of operations, financial condition and other relevant factors. Important factors that could cause the Company's actual results to differ, possibly materially, from those in or implied by the forward-looking statements include, but are not limited to, the following: inflation, interest rates, market and monetary fluctuations; geopolitical developments, including acts of war and terrorism; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve; a decline in general economic conditions and the strength of the local economies in which the Company operates; the financial condition of the Company's borrowers; competitive pressures on loan and deposit pricing and demand; changes in technology and their impact on the marketing of products and services; the timely development and effective marketing of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of customers to substitute competitors' products and services for the Company's products and services; the impact of changes in financial services laws and regulations (including laws concerning taxes, banking, securities and insurance); changes in accounting principles, policies and guidelines; and the success of the Company at managing the risks involved in the foregoing; and other risks detailed from time to time in the Company's Securities and Exchange Commission filings. The foregoing list of important factors is not exclusive, and the Company will not update forward-looking statements, whether written or oral, that may be made from time to time.

                                                                    EXHIBIT 99.1



                                STERLING BANCORP
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                            THREE MONTHS ENDED DECEMBER 31,     TWELVE MONTHS ENDED DECEMBER 31,
                                                            -------------------------------     --------------------------------
                                                              2001                   2000         2001                    2000
                                                            ---------              --------     --------                --------
OPERATING HIGHLIGHTS
   Interest income                                          $ 23,406               $ 25,247     $ 95,866                $ 97,125
   Interest expense                                            5,486                  8,962       26,816                  34,242
   Provision for credit losses                                 2,170                  2,045        7,401                   6,563
   Noninterest income                                          6,137                  6,630       24,123                  22,373
   Noninterest expenses                                       13,637                 13,320       53,695                  50,280
   Net income                                                  5,154                  4,496       19,388                  16,559

   Earnings per common share:
     Basic                                                      0.50                   0.44         1.90                    1.64
     Diluted                                                    0.47                   0.43         1.80                    1.59
   Cash dividends declared                                      0.18                   0.16         0.66                    0.58
   Common shares outstanding:
     Period end                                               10,090                  9,090       10,090                   9,090
     Average Basic                                            10,171                 10,024       10,133                  10,058
     Average Diluted                                          10,844                 10,448       10,725                  10,395
   Return on average assets                                    1.48%                  1.49%        1.53%                   1.42%
   Return on average tangible equity                          18.82%                 19.55%       18.86%                  19.16%
   Return on average stated equity                            15.75%                 15.88%       15.64%                  15.39%
   Net interest margin, tax equivalent basis                   5.78%                  6.07%        6.23%                   6.13%

ASSET QUALITY HIGHLIGHTS
PERIOD END
   Net charge-offs                                            $1,600                 $1,619       $6,038                  $5,005
   Nonperforming loans                                         1,748                  1,995        1,748                   1,995
   Other real estate owned                                       809                    648          809                     648
   Nonperforming assets                                        2,557                  2,643        2,557                   2,643

   Nonperforming loans/loans                                   0.22%                  0.27%        0.22%                   0.27%
   Nonperforming assets/assets                                 0.17%                  0.21%        0.17%                   0.21%
   Allow credit loss/loans                                     1.74%                  1.69%        1.74%                   1.69%
   Allow credit loss/nonperform loans                        803.09%                635.34%      803.09%                 635.34%

                                                                    EXHIBIT 99.1



                                STERLING BANCORP
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                         THREE MONTHS ENDED DECEMBER 31,           TWELVE MONTHS ENDED DECEMBER 31,
                                                         --------------------------------          --------------------------------
                                                            2001                  2000                2001                  2000
                                                         ----------            ----------          ----------            ----------
BALANCE SHEET HIGHLIGHTS
PERIOD END BALANCES
   Security investments                                  $  576,028            $  433,797          $  576,028            $  433,797
   Loans, net of unearned discount                          808,687               750,888             808,687               750,888
   Total earning assets                                   1,397,202             1,187,847           1,397,202             1,187,847
   Allowance for credit losses                               14,038                12,675              14,038                12,675
   Total assets                                           1,482,871             1,270,749           1,482,871             1,270,749

   Noninterest-bearing deposits                             356,303               341,039             356,303               341,039
   Interest-bearing deposits                                628,621               525,243             628,621               525,243
   Customer repurchase agreements                           101,897                59,396             101,897                59,396
   Shareholders' equity                                     128,477               117,016             128,477               117,016

AVERAGE BALANCES
   Security investments                                  $  534,491            $  439,936          $  468,861            $  453,237
   Loans, net of unearned discount                          727,012               678,285             705,216               634,980
   Total earning assets                                   1,290,960             1,122,051           1,185,931             1,094,167
   Allowance for credit losses                               14,018                12,507              13,588                12,106
   Total assets                                           1,384,976             1,199,672           1,267,856             1,165,707

   Noninterest-bearing deposits                             308,270               275,898             292,918               258,347
   Interest-bearing deposits                                663,658               519,387             594,303               536,523
   Customer repurchase agreements                            61,286                57,261              45,624                56,911
   Shareholders' equity                                     129,794               112,657             123,935               107,584

CAPITAL RATIOS
   Tier 1 risk based                                          12.44%                12.14%              12.44%                12.14%
   Total risk based                                           13.70%                13.39%              13.70%                13.39%
   Leverage                                                    7.79%                 8.14%               7.79%                 8.14%

Book value per common share                              $    12.55            $    12.69          $    12.55            $    12.69

                                                                    EXHIBIT 99.1



                                STERLING BANCORP
                                 BALANCE SHEETS
                     (IN THOUSANDS, EXCEPT NUMBER OF SHARES)

                                                                                 DECEMBER 31,
                                                                        -------------------------------
                                                                           2001                2000
                                                                        -----------         -----------
ASSETS
Cash and due from banks                                                 $    50,362         $    49,708
Interest-bearing deposits with other banks                                    2,487               3,162
Federal funds sold                                                           10,000                   0
Investment securities
    Available for sale (at estimated market value)                          269,563             152,199
    Held to maturity                                                        306,465             281,598
                                                                        -----------         -----------
            Total investment securities                                     576,028             433,797
                                                                        -----------         -----------

Loans, net of unearned discounts                                            808,687             750,888
Less allowance for credit losses                                             14,038              12,675
                                                                        -----------         -----------
            Loans, net                                                      794,649             738,213
                                                                        -----------         -----------

Customers' liability under acceptances                                          609                 987
Excess cost over equity in net assets of the banking subsidiary              21,158              21,158
Premises and equipment, net                                                   7,852               5,469
Accrued interest receivable                                                   5,867               5,196
Other real estate owned                                                         809                 648
Other assets                                                                 13,050              12,411
                                                                        -----------         -----------
                                                                        $ 1,482,871         $ 1,270,749
                                                                        ===========         ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
    Noninterest-bearing                                                 $   356,303         $   341,039
    Interest-bearing                                                        628,621             525,243
                                                                        -----------         -----------
            Total deposits                                                  984,924             866,282

Federal funds purchased and securities
    sold under agreements to repurchase                                     147,096             162,763
Commercial paper                                                             42,103              25,655
Other short-term borrowings                                                   8,688              17,734
Acceptances outstanding                                                         609                 987
Accrued expenses and other liabilities                                       75,624              69,612
Long-term debt - FHLB                                                        95,350              10,700
                                                                        -----------         -----------
            Total liabilities                                             1,354,394           1,153,733
                                                                        -----------         -----------

Shareholders' equity
Preferred stock, $5 par value. Authorized 644,389 shares
    Series B                                                                      0                  24
    Series D                                                                  2,346               2,379
                                                                        -----------         -----------
                                                                              2,346               2,403
Common stock, $1 par value. Authorized 20,000,000 shares                     10,835               9,563
Capital surplus                                                              98,488              67,450
Retained earnings                                                            32,420              47,467
Accumulated other comprehensive gain/(loss), net of tax                       1,119                 (23)
                                                                        -----------         -----------
                                                                            145,208             126,860
Less:
    Common shares in treasury, at cost                                       15,543               7,987
    Unearned compensation                                                     1,188               1,857
                                                                        -----------         -----------
            Total shareholders' equity                                      128,477             117,016
                                                                        -----------         -----------
                                                                        $ 1,482,871         $ 1,270,749
                                                                        ===========         ===========

MEMORANDA
    Available for sale securities - amortized cost                      $   267,494         $   152,241
    Held to maturity securities - estimated market value                    309,496             282,386
    Shares outstanding
        Preferred - Series B                                                      0               1,199
        Preferred - Series D                                                234,606             237,878
        Common issued                                                    10,834,853           9,563,329
        Common in treasury                                                  745,023             473,125

                                                                    EXHIBIT 99.1



                                STERLING BANCORP
                              STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                THREE MONTHS ENDED DECEMBER 31,         TWELVE MONTHS ENDED DECEMBER 31,
                                                -------------------------------         --------------------------------
                                                    2001                2000                2001                2000
                                                -----------         -----------         -----------         -----------
INTEREST INCOME
Loans                                           $    14,939         $    17,753         $    65,282         $    66,623
Investment securities:
    Available for sale                                3,873               2,495              12,716               9,741
    Held to maturity                                  4,447               4,953              17,555              20,441
Federal funds sold                                      136                  26                 216                 215
Deposits with other banks                                11                  20                  97                 105
                                                -----------         -----------         -----------         -----------
            Total interest income                    23,406              25,247              95,866              97,125
                                                -----------         -----------         -----------         -----------

INTEREST EXPENSE
Deposits                                              3,959               5,581              19,030              22,697
Federal funds purchased and securities
    sold under agreements to repurchase                 409               2,582               4,090               8,789
Commercial paper                                        264                 381               1,489               1,490
Other short-term borrowings                              27                 311                 151                 749
Long-term debt                                          827                 107               2,056                 517
                                                -----------         -----------         -----------         -----------
            Total interest expense                    5,486               8,962              26,816              34,242
                                                -----------         -----------         -----------         -----------

Net interest income                                  17,920              16,285              69,050              62,883
Provision for credit losses                           2,170               2,045               7,401               6,563
                                                -----------         -----------         -----------         -----------
Net interest income after provision
    for credit losses                                15,750              14,240              61,649              56,320
                                                -----------         -----------         -----------         -----------

NONINTEREST INCOME
Factoring income                                      1,484               1,615               5,571               5,397
Mortgage banking income                               1,905               1,318               7,545               5,737
Service charges on deposit accounts                   1,366               1,627               5,609               5,031
Trade finance income                                    535                 680               2,478               2,763
Trust fees                                              321                 341                 878                 864
Other service charges and fees                          458               1,028               1,666               2,417
Other income                                             68                  21                 376                 164
                                                -----------         -----------         -----------         -----------
            Total noninterest income                  6,137               6,630              24,123              22,373
                                                -----------         -----------         -----------         -----------

NONINTEREST EXPENSES
Salaries and employee benefits                        7,287               7,000              28,232              27,798
Occupancy expenses, net                               1,166                 977               4,711               4,123
Equipment expenses                                      696                 684               2,547               2,464
Other expenses                                        4,488               4,659              18,205              15,895
                                                -----------         -----------         -----------         -----------
            Total noninterest expenses               13,637              13,320              53,695              50,280
                                                -----------         -----------         -----------         -----------

Income before income taxes                            8,250               7,550              32,077              28,413
Provision for income taxes                            3,096               3,054              12,689              11,854
                                                -----------         -----------         -----------         -----------

NET INCOME                                      $     5,154         $     4,496         $    19,388         $    16,559
                                                ===========         ===========         ===========         ===========

Average number of common
    shares outstanding
        Basic                                    10,171,287          10,024,229          10,133,378          10,058,294
        Diluted                                  10,844,208          10,447,738          10,724,586          10,394,771
Per average common share
        Basic                                   $      0.50         $      0.44         $      1.90         $      1.64
        Diluted                                        0.47                0.43                1.80                1.59
Dividends per common share                             0.18                0.16                0.66                0.58

                                                                    EXHIBIT 99.1



                                STERLING BANCORP
                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (IN THOUSANDS)


                                                            THREE MONTHS ENDED DECEMBER 31,       TWELVE MONTHS ENDED DECEMBER 31,
                                                            ------------------------------        -------------------------------
                                                              2001                  2000            2001                   2000
                                                            --------              --------        --------               --------
NET INCOME                                                  $  5,154              $  4,496        $ 19,388               $ 16,559

Other comprehensive income, net of tax:
    Unrealized holding gains/(losses)  arising
        during the period                                     (1,880)                1,407           1,142                  2,612
                                                            --------              --------        --------               --------

COMPREHENSIVE INCOME                                        $  3,274              $  5,903        $ 20,530               $ 19,171
                                                            ========              ========        ========               ========

                                STERLING BANCORP
                  STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                                 (IN THOUSANDS)


                                                           THREE MONTHS ENDED DECEMBER 31,         TWELVE MONTHS ENDED DECEMBER 31,
                                                           ------------------------------          -------------------------------
                                                             2001                 2000               2001                  2000
                                                           ---------            ---------          ---------             ---------
BALANCE, AT BEGINNING OF PERIOD                            $ 131,473            $ 112,187          $ 117,016             $ 105,240
Net income for period                                          5,154                4,496             19,388                16,559
Options exercised                                                357                   17              4,179                    95
Call/redemption - preferred shares                                 0                    0                (30)                    0
Purchase of common shares for treasury                        (5,109)                   0             (6,064)               (3,008)
Cash dividends
    Common shares                                             (1,809)              (1,442)            (6,210)               (4,897)
    Preferred shares                                             (24)                 (21)               (98)                  (83)
Cash in lieu of fractional shares                                (23)                 (15)               (23)                  (15)
Surrender of shares issued under
    incentive compensation plan                                  (32)                   0             (1,492)                 (140)
Amortization of unearned compensation                            370                  387                669                   653
Change in net unrealized holding gains
    on available for sale securities                          (1,880)               1,407              1,142                 2,612
                                                           ---------            ---------          ---------             ---------

BALANCE, AT END OF PERIOD                                  $ 128,477            $ 117,016          $ 128,477             $ 117,016
                                                           =========            =========          =========             =========

                                                                    EXHIBIT 99.1



                                STERLING BANCORP
                           AVERAGE BALANCE SHEETS [1]
                             (dollars in thousands)


                                                                                  THREE MONTHS ENDED
                                                    --------------------------------------------------------------------------------
                                                             DECEMBER 31, 2001                            DECEMBER 31, 2000
                                                    --------------------------------------------------------------------------------
                                                       AVERAGE                    AVERAGE          AVERAGE                   AVERAGE
                                                       BALANCE       INTEREST      RATE            BALANCE       INTEREST     RATE
                                                    --------------------------------------------------------------------------------
ASSETS
  Interest-bearing deposits with other banks        $      3,142     $     11      1.34%        $      2,287    $      20      4.20%
  Investment securities
    Available for Sale                                   231,182        3,495      6.04              119,710        2,137      7.14
    Held to Maturity                                     268,666        4,447      6.62              287,281        4,953      6.90
    Tax-exempt  [2]                                       34,643          641      7.34               32,945          608      7.34
  Federal Funds sold                                      26,315          136      2.03                1,543           26      6.50
  Loans, net of unearned discount
    Domestic  [3]                                        726,736       14,936      8.77              677,508       17,738     11.17
    Foreign                                                  276            3      4.87                  777           15      7.70
                                                    -------------    ---------                  -------------   ----------

           TOTAL INTEREST-EARNING ASSETS               1,290,960       23,669      7.57%           1,122,051       25,497      9.41%
                                                                     ---------   =======                        ----------  ========

  Cash and due from banks                                 53,918                                      43,995
  Allowance for loan losses                              (14,018)                                    (12,507)
  Excess cost over equity in
    net assets of the bank                                21,158                                      21,158
  Other                                                   32,958                                      24,975
                                                    -------------                               -------------

                   TOTAL ASSETS                     $  1,384,976                                $  1,199,672
                                                    =============                               =============

LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest-bearing deposits
    Domestic
      Savings                                       $     31,712           81      1.02%        $     24,240          146      2.39%
      NOW                                                103,974          308      1.18               72,070          451      2.49
      Money market                                       210,469          724      1.36              157,470        1,251      3.16
      Time                                               314,528        2,821      3.56              262,675        3,697      5.60
    Foreign
      Time                                                 2,975           25      3.29                2,932           36      4.85
  Borrowings
    Federal funds purchased and securities
       sold under agreements to repurchase                68,732          409      2.36              168,905        2,582      6.08
    Commercial paper                                      37,978          264      2.76               27,685          381      5.49
    Other short-term debt                                  4,794           27      2.26               11,477          311      6.66
    Long-term debt                                        81,491          827      4.06               10,700          107      5.20
                                                    -------------    ---------                  -------------   ----------

        TOTAL INTEREST-BEARING LIABILITIES               856,653        5,486      2.54%             738,154        8,962      4.78%
                                                                     ---------   =======                        ----------  ========

Noninterest-bearing demand deposits                      308,270                                     275,898
Other liabilities                                         90,259                                      72,963
                                                    -------------                               -------------

                 Total Liabilities                     1,255,182                                   1,087,015

Stockholders' equity                                     129,794                                     112,657
                                                    -------------                               -------------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $  1,384,976                                $  1,199,672
                                                    =============                               =============

Net interest income/spread                                             18,183      5.03%                            16,535     4.63%
                                                                                 =======                                    ========

Net yield on interest-earning assets                                               5.78%                                       6.07%
                                                                                 =======                                    ========

Less: Tax equivalent adjustment                                           263                                         250
                                                                     ---------                                  ----------

Net interest income                                                  $ 17,920                                   $  16,285
                                                                     =========                                  ==========


[1] The average balances of assets, liabilities and shareholders' equity are computed on the basis of daily averages. Average rates are presented on a tax equivalent basis. Certain reclassifications have been made to 2000 amounts to conform to current presentation.

[2]  Interest on tax-exempt securities is presented on a tax equivalent basis.

[3] Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

                                                                    EXHIBIT 99.1



                                STERLING BANCORP
                           AVERAGE BALANCE SHEETS [1]
                             (dollars in thousands)


                                                                                  TWELVE MONTHS ENDED
                                                    --------------------------------------------------------------------------------
                                                             DECEMBER 31, 2001                           DECEMBER 31, 2000
                                                    --------------------------------------------------------------------------------
                                                       AVERAGE                   AVERAGE          AVERAGE                    AVERAGE
                                                       BALANCE       INTEREST      RATE           BALANCE       INTEREST       RATE
                                                    --------------------------------------------------------------------------------
ASSETS
  Interest-bearing deposits with other banks        $      3,216     $     97      3.01%        $      2,215    $     105      4.72%
  Investment securities
    Available for Sale                                   174,756       11,235      6.43              123,854        8,363      6.75
    Held to Maturity                                     260,085       17,555      6.75              297,515       20,441      6.87
    Tax-exempt  [2]                                       34,020        2,515      7.39               31,868        2,341      7.35
  Federal Funds sold                                       8,638          216      2.50                3,735          215      5.76
  Loans, net of unearned discount
    Domestic  [3]                                        704,565       65,242     10.15              634,200       66,565     11.45
    Foreign                                                  651           40      6.17                  780           58      7.46
                                                    -------------    ---------                  -------------   ----------

           TOTAL INTEREST-EARNING ASSETS               1,185,931       96,900      8.62%           1,094,167       98,088      9.42%
                                                                     ---------   =======                        ----------  ========

  Cash and due from banks                                 45,483                                      39,295
  Allowance for loan losses                              (13,588)                                    (12,106)
  Excess cost over equity in
    net assets of the bank                                21,158                                      21,158
  Other                                                   28,872                                      23,193
                                                    -------------                               -------------

                   TOTAL ASSETS                     $  1,267,856                                $  1,165,707
                                                    =============                               =============

LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest-bearing deposits
    Domestic
      Savings                                       $     28,555          557      1.95%        $     24,298          577      2.38%
      NOW                                                 86,737        1,550      1.79               70,704        1,787      2.53
      Money market                                       195,833        4,223      2.16              157,791        4,983      3.16
      Time                                               280,203       12,571      4.49              280,871       15,218      5.42
    Foreign
      Time                                                 2,975          129      4.33                2,859          132      4.60
  Borrowings
    Federal funds purchased and securities
       sold under agreements to repurchase                93,012        4,090      4.40              149,428        8,789      5.88
    Commercial paper                                      36,498        1,489      4.08               28,496        1,490      5.23
    Other short-term debt                                  3,892          151      3.89               10,708          749      5.76
    Long-term debt                                        47,055        2,056      4.37               12,046          517      5.35
                                                    -------------    ---------                  -------------   ----------

        TOTAL INTEREST-BEARING LIABILITIES               774,760       26,816      3.46%             737,201       34,242      4.64%
                                                                     ---------   =======                        ----------  ========

Noninterest-bearing demand deposits                      292,918                                     258,347
Other liabilities                                         76,243                                      62,575
                                                    -------------                               -------------

                 Total Liabilities                     1,143,921                                   1,058,123

Stockholders' equity                                     123,935                                     107,584
                                                    -------------                               -------------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $  1,267,856                                $  1,165,707
                                                    =============                               =============

Net interest income/spread                                             70,084      5.16%                            63,846     4.78%
                                                                                 =======                                    ========

Net yield on interest-earning assets                                               6.23%                                       6.13%
                                                                                 =======                                    ========

Less: Tax equivalent adjustment                                         1,034                                         963
                                                                     ---------                                  ----------

Net interest income                                                  $ 69,050                                   $  62,883
                                                                     =========                                  ==========


[1] The average balances of assets, liabilities and shareholders' equity are computed on the basis of daily averages. Average rates are presented on a tax equivalent basis. Certain reclassifications have been made to 2000 amounts to conform to current presentation.

[2]  Interest on tax-exempt securities is presented on a tax equivalent basis.

[3] Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.